UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2009
Harvest Natural Resources, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10762 (Commission File Number)	77-0196707 (IRS Employer Identification No.)

1177 Enclave Parkway, Suite 300 Houston, Texas (Address of Principal Executive Offices)	77077 (Zip Code)
281-899-5720
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Concurrently with the filing of this Current Report on Form 8-K, Harvest Natural Resources, Inc. (“Harvest” or “the Company”) is filing a registration statement with the Securities and Exchange Commission (“SEC”) using a “shelf” registration process. We are filing this Current Report on Form 8-K so that the information contained herein will be incorporated by reference into such registration statement. This report is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company.
We are disclosing under Item 8.01 in this Current Report the information attached as Exhibits 99.1, 99.2 and 99.3, all of which is incorporated by reference herein, and which corresponds to the information contained in Items 6, 7 and 8, respectively, of our most recent Annual Report on Form 10-K. Such information, which has not been previously disclosed, includes revised versions of our audited financial statements, and information derived from such audited financial statements, for the fiscal years ended December 31, 2006, 2007 and 2008. The revised versions of our audited financial statements retrospectively adjust our original audited financial statements for such years previously filed with the SEC to reflect our adoption, effective January 1, 2009, of the accounting standard Noncontrolling Interest in Consolidated Financial Statements (the “Standard”) which was issued by the Financial Accounting Standards Board in December 2007.
The Standard establishes the accounting for and reporting of noncontrolling interests (“NCIs”) in partially-owned subsidiaries and the loss of control of subsidiaries. Certain provisions of the Standard indicate, among other things, that NCIs (previously referred to as minority interests) be treated as a separate component of equity, rather than a liability; that increases and decreases in the parent’s ownership interest that leave control intact be treated as equity transactions rather than as step acquisitions or dilution gains or losses; and that losses of a partially-owned consolidated subsidiary be allocated to the NCI even when such allocation might result in a deficit balance. The Standard, which was effective for annual reporting periods beginning after December 15, 2008, also requires changes to certain presentation and disclosure requirements and required retrospective application of its presentation and disclosure requirements, including in connection with securities offerings.
Our audited financial statements, and the information derived from such audited financial statements, included herein do not reflect any subsequent information or events other than the adoption of the Standard and updated discussions regarding the Company’s current liquidity. More current information is contained in our Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2009, filed on May 7, 2009, June 30, 2009, filed on August 4, 2009, and subsequent filings with the SEC, and these revised financial statements should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 13, 2009, as well as such Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009 and such subsequent filings as they contain important information regarding events, developments and updates to certain expectations of Harvest that have occurred since the filing of the Annual Report on Form 10-K. Please note that the “Selected Financial Data” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included as Exhibits 99.1 and 99.2 to this Current Report also reflect the retrospective application of the Standard.
Forward-Looking Statements
The information included in this Current Report and in Exhibits 99.1, 99.2 and 99.3 hereto contains or incorporates by reference statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company cautions that any forward-looking statements contained or incorporated by reference in this prospectus or made by management of the Company involve risks and uncertainties and are subject to change based on various important factors. When used in this prospectus, the words “budget”, “guidance”, forecast”, “anticipate”, “expect”, “believes”, “goals”, “projects”, “plans”, “anticipates”, “estimates”, “should”, “could”, “assume” and similar expressions are intended to identify forward-looking statements. You are cautioned that any such forward-looking statements involve significant known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by those forward-looking statements. Such factors include our concentration of operations in Venezuela, the political and economic risks associated with international operations (particularly those in Venezuela), the anticipated future development costs for undeveloped reserves, drilling risks, the risk that actual results may vary considerably from reserve estimates, the dependence upon the abilities and continued participation of certain of our key employees, the risks normally incident to the exploration, operation and development of oil and natural gas properties, risks incumbent to holding a noncontrolling interest in a corporation, the permitting and the drilling of oil and natural gas wells, the availability of materials and supplies necessary to projects and operations, the price for oil and natural gas and related financial derivatives, changes in interest rates, the Company’s ability to acquire oil and natural gas properties that meet its objectives, availability and cost of drilling rigs, seismic crews, overall economic conditions, political stability, civil unrest, acts of terrorism, currency and exchange risks (particularly those in Venezuela), currency controls, changes in existing or potential tariffs, duties or quotas, changes in taxes, changes in governmental policy, availability of sufficient financing, changes in weather conditions, and ability to hire, retain and train management and personnel. These forward-looking statements reflect our best judgment about future events and trends based on the information currently available to us. Our results of operations can be affected by the assumptions we make or by risks and uncertainties known or unknown to us, including those described under “Risk Factors” in our most recent Annual Report on Form 10-K. Therefore, we cannot guarantee the accuracy of the forward-looking statements. Actual events and results of operations may vary materially from our current expectations and assumptions. Also, please refer to our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2008, for a discussion of factors that could cause actual results to differ materially from the Company’s expectations reflected in such forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Selected Financial Data

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results Of Operations

Exhibit 99.3	Financial Statements and Supplementary Data

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2009	By:	/s/ Stephen C. Haynes
	Name:	Stephen C. Haynes
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Selected Financial Data

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results Of Operations

Exhibit 99.3	Financial Statements and Supplementary Data